UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 7, 2016 (January 6, 2016)

SunEdison, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13828	56-1505767
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13736 Riverport Drive, Suite 180 Maryland Heights, Missouri		63043
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 770-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with the transactions described above, participants in such transaction and certain other potential financing sources were provided with an investor presentation, a copy of which has been posted on the Company’s website at www.sunedison.com. Such information was not prepared or disclosed with a view toward public disclosure and is being disclosed in accordance with the Company’s public disclosure obligations and requirements under confidentiality agreements entered into by the Company.

On January 7, 2016, SunEdison issued a press release regarding the transactions described above. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information contained herein and in the press releases is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

Exchange Agreements

On January 6, 2016, SunEdison, Inc. (“SunEdison”) entered into a series of exchange agreements with certain holders (the “holders”) of its (i) 2.0% convertible senior notes due 2018 (the “2018 Notes”), (ii) 0.25% convertible senior notes due 2020 (the “2020 Notes”), (iii) 2.75% convertible senior notes due 2021 (the “2021 Notes”), (iv) 2.25% convertible senior notes due 2022 (the “2022 Notes”), (v) 2.625% convertible senior notes due 2023 (the “2023 Notes”), (vi) 3.375% convertible senior notes due 2025 (the “2025 Notes”) and (vii) 6.75% Series A Perpetual Convertible Preferred Stock (the “Preferred Stock”), under which such holders have agreed with SunEdison to certain exchange transactions as described below (the “exchange transactions”).

In the exchange transactions, SunEdison has agreed to the following:

•	to issue $225 million aggregate principal amount of new senior secured convertible notes due 2018 (the “New Notes”) in exchange for, in the aggregate, $40.5 million principal amount of the 2020 Notes, $106.9 million principal amount of the 2022 Notes, $97.0 million principal amount of the 2023 Notes and $91.4 million principal amount of the 2025 Notes;

•	to issue a total of an estimated 28.0 million shares of common stock (the “note exchange shares”) in exchange for, in the aggregate, $44.3 million principal amount of the 2018 Notes, $71.0 million principal amount of the 2020 Notes, $10.5 million principal amount of the 2021 Notes, $37.0 million principal amount of the 2022 Notes, $43.0 million principal amount of the 2023 Notes and $38.5 million principal amount of the 2025 Notes; and

•	to issue a total of an estimated 11.8 million shares of common stock (the “equity exchange shares” and, together with the note exchange shares, the “exchange shares”) in exchange for, in the aggregate, $158.3 million (or 158,327 shares) of the Preferred Stock.

The estimates of the aggregate number of exchange shares have been calculated based on the closing price of SunEdison common stock on January 6, 2016 and the actual number of exchange shares delivered may vary due to pricing adjustments included in certain of the exchange agreements.

Funding Commitments

In conjunction with the exchange transactions, SunEdison and certain parties have also agreed to enter into a new $725 million second lien credit facility (the “new credit facility”) pursuant to which such parties will fund a new credit facility. The new credit facility will be comprised of one $500 million A1 tranche and one $225 million A2 tranche and will bear interest at a rate of LIBOR + 10.0% per annum. The new credit facility will mature on July 2, 2018. The new credit facility is non-callable for one year, and prepayments during the second year of the facility will be subject to a prepayment price of 105% of the principal amount of loans outstanding under the new credit facility. A1 lenders under the new credit facility will also receive warrants exercisable at any time for an aggregate of 19.8 million shares of common stock at an exercise price of $0.01 (the “warrant shares”). A2 lenders under the new credit facility will also receive warrants exercisable at any time for an aggregate of 8.9 million shares of common stock at an exercise price of $0.01 (the “warrant shares”). The net proceeds from the new credit facility will be used to repay all of the approximately $170 million of outstanding indebtedness under SunEdison’s existing second lien credit facility, interest, transaction costs, and for general corporate purposes. The remaining net proceeds will be used for general corporate purposes. The new credit facility will contain customary covenants, representations and warranties and events of default.

Each of SunEdison’s existing and future domestic subsidiaries will guarantee the new credit facility and the New Notes, subject to certain exceptions. The new credit facility and the New Notes will also be secured on a second lien basis by substantially the same collateral that secures SunEdison’s existing first lien letter of credit facility.

The exchange transactions, SunEdison’s entry into the new credit facility and the related issuance of warrants are expected to close on January 11, 2016, subject to customary closing conditions.

Registration Rights Agreement

In connection with the exchange transactions and issuance of warrants, on January 6, 2016, SunEdison entered into registration rights agreements with holders of the exchange shares and the shares underlying the warrants (the “registration rights agreements”). Under the registration rights agreements, SunEdison has agreed to file shelf registration statements (or prospectus supplements to an existing registration statement) to register the resale of such shares.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “anticipate,” “believe,” “intend,” “plan,” “predict,” “outlook,” “objective,” “forecast,” “target,” “continue,” “will,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that SunEdison expects or anticipates will occur in the future are forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond SunEdison’s control and are described in SunEdison’s Form 10-K for the fiscal year ended December 31, 2014, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission. Forward-looking statements provide SunEdison’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made, but SunEdison can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially. SunEdison disclaims any obligation to update or revise any forward-looking statement, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of SunEdison, Inc., dated January 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNEDISON INC.

Date: January 7, 2016	By:	/s/ Martin H. Truong
Martin H. Truong
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1	Press Release of SunEdison, Inc., dated January 7, 2016.